SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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AMG FUNDS IV

(Name of Registrant as Specified In Its Charter)

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[____________], 2021

AMG FUNDS IV

AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND

(FORMERLY AMG MANAGERS PICTET INTERNATIONAL FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG Beutel Goodman International Equity Fund (formerly AMG Managers Pictet International Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). This proxy statement asks you to consider and vote on the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund; (ii) to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”; (iii) to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental; (iv) to amend the Fund’s fundamental investment restriction with respect to borrowing; (v) to approve an amended and restated distribution plan pursuant to Rule 12b-1 under the 1940 Act; and (vi) to approve a modified “manager-of-managers” structure for the Fund. Beutel has been an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager (affiliates of AMG are collectively referred to herein as “Affiliates”), since 2005 and currently serves as subadviser to one other fund in the AMG Funds Family of Funds.

For more than two decades, AMG has been the partner of choice to the world’s leading alpha-generating boutique firms. AMG takes great pride in its process for making new investments and in partnering with best in class boutique investment firms globally. With over $600 billion in aggregate assets, AMG’s Affiliates offer a broad array of active, return-seeking strategies, with a focus on strategies in which boutiques maintain a competitive advantage in generating excess returns across market cycles. AMG’s unique partnership approach preserves each Affiliate’s operational and investment autonomy while leveraging the scale of AMG’s global business, with continued direct equity ownership by the Affiliate’s management partners. As highly specialized, independent, partner-owned investment firms, AMG’s Affiliates put their capital at risk alongside that of their clients, ensuring that Affiliates, as subadvisers, are incented to deliver the appropriate long term risk return profile for their Fund clients.

The proposed changes for the Fund, which have been approved by the Board of Trustees, are part of a strategic repositioning of the AMG Funds complex for greater alignment with AMG, in which each fund not currently subadvised by an AMG Affiliate will be transitioned to an AMG Affiliate subadviser. We believe this move will provide a platform for the continued growth and success of the AMG Funds complex, and will create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources, competitive fee levels, and greater stability for the complex. The repositioning will bring AMG’s strong partnerships in support of the Fund and AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. We believe the proposed changes are in the best interest of the Fund.

In light of this, we are asking shareholders to approve Beutel, an affiliate of the Investment Manager, to serve as the subadviser to the Fund. Beutel has been acting as the Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since March 19, 2021, when it replaced the former subadviser, Pictet Asset Management Limited (“Pictet”), as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with Beutel on or before August 16, 2021, Beutel may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee rate paid to Beutel under the interim subadvisory agreement is the same fee rate that was paid to Pictet under the former subadvisory agreement and is paid by the Investment Manager. The fee rate paid to Beutel under the new subadvisory agreement is lower than the fee rate that was paid to Pictet and is paid by the Investment Manager. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders. In connection with the hiring of Beutel, the Board of Trustees approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure.

i

In connection with the hiring of Beutel, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Pictet International Fund to AMG Beutel Goodman International Equity Fund, and (ii) made changes to its principal investment strategies and principal risks. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the accompanying proxy statement.

In addition to the new subadvisory agreement between the Investment Manager and Beutel with respect to the Fund and in connection with the hiring of Beutel, Fund shareholders are being asked to approve a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” Fund shareholders are also being asked to approve certain changes to the Fund’s fundamental investment objective and fundamental investment restrictions, and to approve an amended and restated distribution plan pursuant to Rule 12b-1 under the 1940 Act. The proposed changes will facilitate the management of the Fund by the Investment Manager and Beutel.

Lastly, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers subject to certain terms and conditions established by the SEC. In addition, the SEC’s terms for using the modified manager-of-managers structure permit funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of the proposal, and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for [May 20, 2021] to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on [March 29, 2021], you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds IV recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on [May 20, 2021]. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG Beutel Goodman International Equity Fund (formerly AMG Managers Pictet International Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents six proposals, which the Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Fund’s investment manager, believe are in the best interests of the Fund for the reasons described below.

Proposal 1

Proposal 1 relates to a proposed new subadvisory agreement between the Investment Manager and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund. At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed above, and other factors, the Board terminated the subadvisory agreement with Pictet Asset Management Limited (“Pictet”), the then-current subadviser of the Fund, and approved the appointment of Beutel as the subadviser to the Fund on an interim basis to replace Pictet, with Beutel’s services beginning on March 19, 2021. Beutel was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement with Pictet or the approval of a new subadvisory agreement between the Investment Manager and Beutel by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Beutel as the subadviser to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and Beutel, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the new subadvisory agreement on or before August 16, 2021 in order to ensure that Beutel serves as subadviser to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2

Proposal 2 relates to a proposed change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” As a non-diversified fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. If Proposal 2 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. If shareholders approve this change, the Fund’s fundamental investment policy with respect to diversification of investments will be eliminated to reflect that the Fund is non-diversified. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Proposal 3

Proposal 3 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental. Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 3 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. The Investment Manager has indicated that it has no current intention of recommending to the Board that it consider changing the Fund’s investment objective in connection with the approval of this proposal. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 3.

Proposal 4

Proposal 4 relates to the proposed amendment of the Fund’s fundamental investment restriction with respect to borrowing. The proposed change is intended to update and standardize the Fund’s fundamental investment restriction with respect to borrowing, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 4. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 46 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to borrowing with the fundamental investment restriction with respect to borrowing for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 4.

Proposal 5

Proposal 5 relates to a proposed amended and restated distribution plan pursuant to Rule 12b-1 under the 1940 Act. Only Class N shareholders of the Fund will vote on Proposal 5. Class N shares of the Fund currently may make payments pursuant to an Amended and Restated Distribution and Services Plan (the “Current 12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act. The proposed Plan of Distribution Adopted Pursuant to Rule 12b-1 for Class N Shares (the “Amended and Restated 12b-1 Plan”) would revise and clarify a number of provisions of the Current 12b-1 Plan. Among other things, it would make the plan a “compensation” plan, so that payments made pursuant to the plan might be used to compensate the Fund’s distributor, AMG Distributors, Inc. (the “Distributor”), or others for their distribution services to the Fund, rather than simply provide reimbursement for expenses incurred. It will also provide the Board and the Distributor enhanced flexibility in designing and implementing distribution and shareholder servicing arrangements to respond to changes in the marketplace. The Amended and Restated 12b-1 Plan would not change the maximum amounts payable under the Current 12b-1 Plan. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 5.

Proposal 6

Proposal 6 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager,

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subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 6 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 6.

Q.	What is the impact of Proposal 1 on the Fund’s investment objective, principal investment strategies and principal risks?

A.

In connection with the hiring of Beutel, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Pictet International Fund to AMG Beutel Goodman International Equity Fund, and (ii) made changes to its principal investment strategies and principal risks. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement. In addition, Fund shareholders are being asked to approve certain changes to the Fund’s diversification status, fundamental investment objective and fundamental investment restrictions, as described in Proposals 2, 3 and 4.

Q.	What is the impact of the Proposals on the Fund’s fees and expenses?

A.

In connection with the hiring of Beutel, the Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on [May 20, 2021] (the “Meeting”) at [3:00 p.m.] Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.

Proposals 1, 2, 3, 4 and 6 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. Proposal 5 must be approved by a “vote of a majority of the outstanding voting securities” of Class N shares of the Fund, voting separately as a class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund or share class entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s or share class’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund or share class entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders do not approve Proposal 1, the new subadvisory agreement between the Investment Manager and Beutel with respect to the Fund will not take effect, and the Board will determine what further action is appropriate for the Fund.

If shareholders do not approve Proposal 2, the Fund will continue to operate as a diversified fund.

If shareholders do not approve Proposal 3, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

If shareholders do not approve Proposal 4, the Fund will continue to operate pursuant to its existing fundamental investment restriction with respect to borrowing.

If Class N shareholders of the Fund do not approve Proposal 5, the Amended and Restated 12b-1 Plan for that class will not become effective and the Current 12b-1 Plan will remain in effect.

If shareholders do not approve Proposal 6, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Computershare Fund Services, the Fund’s proxy solicitor (the “Solicitor”), toll-free at 866-905-8143.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 866-905-8143.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS IV

AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND

(FORMERLY AMG MANAGERS PICTET INTERNATIONAL FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 20, 2021]

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG Beutel Goodman International Equity Fund (formerly AMG Managers Pictet International Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”), will be held on [May 20, 2021] at [3:00 p.m.] Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

3.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

4.	To amend the Fund’s fundamental investment restriction with respect to borrowing.

5.

To approve an amended and restated distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. (To be voted upon by the shareholders of Class N shares of the Fund only.)

6.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on [March 29, 2021] are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to shareholdermeetings@computershare.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Beutel Goodman International Equity Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. The Fund requests that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

Mark Duggan
Secretary

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [MAY 20, 2021]

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated October 31, 2020, including financial reports for the fiscal year ended October 31, 2020. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS IV

AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND

(FORMERLY AMG MANAGERS PICTET INTERNATIONAL FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 20, 2021]

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds IV (“AMG Funds IV” or the “Trust”) and its series, AMG Beutel Goodman International Equity Fund (formerly AMG Managers Pictet International Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on [May 20, 2021] at [3:00 p.m.] Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

3.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

4.	To amend the Fund’s fundamental investment restriction with respect to borrowing.

5.

To approve an amended and restated distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. (To be voted upon by the shareholders of Class N shares of the Fund only.)

6.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [April 8, 2021].

Shareholders of record at the close of business on [March 29, 2021] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of eleven mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. The Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund’s overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

Proposal 1: Approval of New Subadvisory Agreement

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed in the letter from the President of the Fund that accompanies this Proxy Statement, and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated the subadvisory agreement (the “Former Subadvisory Agreement”) with Pictet Asset Management Limited (“Pictet”), the then-current subadviser of the Fund, and approved the appointment of Beutel, Goodman & Company Ltd. (“Beutel”) as the subadviser to the Fund on an interim basis to replace Pictet, with Beutel’s services beginning on March 19, 2021. The Investment Manager and the Board believed that termination of the Former Subadvisory Agreement and the proposed new arrangements with Beutel were in the best interests of the Fund and its shareholders. Beutel was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and Beutel (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement (as defined below) by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of Beutel as the subadviser to the Fund, (ii) a new subadvisory agreement between the Investment Manager and Beutel with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to shareholders of the Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that Beutel serves as subadviser to the Fund on an uninterrupted basis following that date (“Proposal 1”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreement with respect to the Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreement, are described below under “Description of The Interim Subadvisory Agreement” and “Description of the New Subadvisory Agreement”.

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and Beutel, Beutel will continue to serve as subadviser to the Fund under the terms of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the New Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Fund.

In connection with the hiring of Beutel, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Pictet International Fund to AMG Beutel Goodman International Equity Fund, and (ii) made changes to its principal investment strategies and principal risks. Also in connection with the hiring of Beutel, the

Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Proposal 2: Approval of a Change in the Fund’s Sub-Classification under the 1940 Act from “Diversified” to “Non-Diversified”

Proposal 2 relates to a proposed change in the Fund’s sub-classification under the 1940 Act from a “diversified” fund to a “non-diversified” fund. As a non-diversified Fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund (“Proposal 2”). If Proposal 2 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. If shareholders approve this change, the Fund’s fundamental investment policy with respect to diversification of investments will be eliminated to reflect that the Fund is non-diversified. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

If shareholders of the Fund do not approve Proposal 2, the Fund will continue to operate as a diversified fund.

Proposal 3: Approval of the Redesignation of the Fund’s Fundamental Investment Objective as Non-Fundamental

Proposal 3 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental (“Proposal 3”). Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 3 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. The Investment Manager has indicated that it has no current intention of recommending to the Board that it consider changing the Fund’s investment objective in connection with the approval of this proposal. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 3.

If shareholders of the Fund do not approve Proposal 3, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

Proposal 4: Approval of an Amendment to the Fund’s Fundamental Investment Restriction with respect to Borrowing

Proposal 4 relates to the proposed amendment of the Fund’s fundamental investment restriction with respect to borrowing (“Proposal 4”). The proposed change is intended to update and standardize the Fund’s fundamental investment restriction with respect to borrowing, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 4. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 46 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to borrowing with the fundamental investment restriction with respect to borrowing for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 4.

If shareholders of the Fund do not approve Proposal 4, the Fund will continue to operate pursuant to its existing fundamental investment restriction with respect to borrowing.

Proposal 5: Approval of an Amended and Restated Distribution Plan

Proposal 5 relates to a proposed amended and restated distribution plan pursuant to Rule 12b-1 under the 1940 Act (“Proposal 5”). Only Class N shareholders will vote on Proposal 5. Class N shares of the Fund currently may make payments pursuant to an Amended and Restated Distribution and Services Plan (the “Current 12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act. The proposed Plan of Distribution Adopted Pursuant to Rule 12b-1 for Class N Shares (the “Amended and Restated 12b-1 Plan”) would revise and clarify a number of provisions of the Current 12b-1 Plan. Among other things, it would make the plan a “compensation” plan, so that payments made pursuant to the plan might be used to compensate the Distributor or others for their distribution services to the Fund, rather than simply provide reimbursement for expenses incurred. It will also provide the Board and the Distributor enhanced flexibility in designing and implementing distribution and shareholder servicing arrangements to respond to changes in the marketplace. The Amended and Restated 12b-1 Plan would not change the maximum amounts payable under the Current 12b-1 Plan. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 5.

If Class N shareholders of the Fund do not approve Proposal 5, the Amended and Restated 12b-1 Plan for that class will not become effective and the Current 12b-1 Plan will remain in effect.

Proposal 6: Approval of a Modified Manager-of-Managers Structure

Proposal 6 relates to a proposed modified “manager-of-managers” structure for the Fund (“Proposal 6”). Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 6 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 6.

If shareholders of the Fund approve Proposal 6, the Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders of the Fund do not approve Proposal 6, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of one-third of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice (so long as the time and place of the adjourned meeting are announced at the Meeting or reasonable notice is given to persons present at the Meeting). Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of February 26, 2021 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Beutel. Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to shareholdermeetings@computershare.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Beutel Goodman International Equity Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND BEUTEL WITH RESPECT TO AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND.

Board of Trustees Approvals

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed above, and other factors, the Board approved the appointment of Beutel as the subadviser to the Fund on an interim basis to replace Pictet, with Beutel’s services beginning on March 19, 2021, and approved the Interim Subadvisory Agreement. As a consequence, on March 19, 2021, Pictet ceased serving as subadviser to the Fund, and Beutel began serving as the subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Beutel as the subadviser to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of Beutel is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board’s determination to approve the appointment of Beutel as subadviser of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of Beutel’s organizational structure, investment process, style and long-term performance record, (iii) that Beutel would receive the same rate of compensation under the Interim Subadvisory Agreement as Pictet received under the Former Subadvisory Agreement, (iv) that Beutel would receive a lower rate of compensation under the New Subadvisory Agreement than Pictet received under the Former Subadvisory Agreement, and (v) that certain fee changes for the Fund would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The recommendation to hire Beutel was based on the Investment Manager’s belief that Beutel is a high quality investment adviser with a demonstrated ability to manage international equity portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of Beutel, (ii) the adoption of the Interim Subadvisory Agreement, effective on March 19, 2021, until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

Information About Beutel

The following is a description of Beutel, based solely on information provided to the Investment Manager by Beutel.

Beutel manages the Fund’s portfolio using its international equity strategy. Under both Pictet’s and Beutel’s management of the Fund’s portfolio, the Fund’s investment objective is “to provide capital appreciation” and, under both Pictet’s and Beutel’s management of the Fund’s portfolio, under normal circumstances, the Fund invests primarily in equity securities of non-U.S. companies.

Beutel is located at 20 Eglinton Avenue West, Suite 2000, Toronto, Ontario, Canada, M4R 1K8. As of December 31, 2020, Beutel had assets under management of approximately $32.5 billion. Beutel’s principal owners are the Beutel Goodman Voting Trust and AMG. Beutel Goodman Voting Trust is composed of a group of 92 current and former employees of Beutel and holds as a group a 51% interest in Beutel. AMG holds an indirect minority 49% position. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2020, AMG had approximately $716 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of Beutel is set forth below. The address of each of them is c/o Beutel, Goodman & Company Ltd., 20 Eglinton Avenue West, Suite 2000, Toronto, Ontario, Canada, M4R 1K8.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Michael J. Gibson	Managing Director, Operations*
David Gregoris	Managing Director, Fixed Income*
Stephen J. Arpin	Managing Director, Canadian Equities*
Rui Cardoso	Managing Director, U.S. and International Equities*
Jeff Young	Managing Director, Private Client Group*
Michal Pomotov	General Counsel and Chief Compliance Officer

*	Sits on Board of Directors and Management Committee.

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Subadvisory Agreement.” The description of the New Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Subadvisory Agreement in Appendix A.

Services

Under the New Subadvisory Agreement, if Proposal 1 is approved by Fund shareholders, Beutel agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) conduct research and analysis relative to the investment program and investments of the Fund, and (iii) determine in its sole discretion (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents. Beutel will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. Beutel will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund.

Under the New Subadvisory Agreement, Beutel will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of those assets of the Fund which the Investment Manager has determined to allocate to Beutel; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. Beutel will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. Beutel will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. Beutel will also have authority to select brokers or dealers to execute purchase and sale transactions for the Fund. As subadviser to the Fund, Beutel will be required to provide such periodic and special reports as the Board may request with respect to matters relating to the duties of Beutel under the New Subadvisory Agreement.

Compensation

Under the investment advisory agreement between the Trust and the Investment Manager dated May 30, 2014, as amended (the “Management Agreement”), the Fund pays the Investment Manager a fee at the annual rate of 0.67% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2020, the Fund paid the Investment Manager $1,576,447 for advisory services provided to the Fund. In connection with the hiring of Beutel, the Board has approved a reduction in the Fund’s management fee to an annual rate of 0.54% of the Fund’s average daily net assets, which will be implemented upon the effectiveness of the New Subadvisory Agreement.

Under the terms of the Former Subadvisory Agreement, dated May 30, 2014, as amended, Pictet received a subadvisory fee paid by the Investment Manager at an annual rate of 0.385% of the average daily net assets of the Fund managed by the subadviser. For the fiscal year ended October 31, 2020, the Investment Manager paid Pictet $904,814 for subadvisory services provided to the Fund. Under the terms of the New Subadvisory Agreement, Beutel is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.345%.

The following is a comparison of the subadvisory fees paid by the Investment Manager to Pictet during the fiscal year ended October 31, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee to be paid to Beutel had been in effect:

Subadvisory fees paid by the Investment Manager to Pictet for the fiscal year ended October 31, 2020	Subadvisory fees paid by the Investment Manager if the proposed fee for Beutel had been in effect during the fiscal year ended October 31, 2020	Percent Difference
$904,814	$804,474	-11%

The hiring of Beutel and the approval of the New Subadvisory Agreement will not increase the management fee rate paid by Fund shareholders. The fees paid to Beutel under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to Beutel and it will not result in an increase in the total expense ratio for the Fund.

Comparison with Terms of the Former Subadvisory Agreement

Among the differences between the Former Subadvisory Agreement and the New Subadvisory Agreement are the following:

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Duration	The Former Subadvisory Agreement continued in effect for successive periods not exceeding one year, if and only if such renewal and continuance was specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act, and provided further that such continuance was approved at least annually thereafter by a vote of a majority of the Trustees who were not parties to the Former Subadvisory Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.	The New Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

Termination

The Former Subadvisory Agreement could be terminated by the subadviser, the Investment Manager, the Board or the shareholders by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on sixty days’ written notice to the other parties. The Former Subadvisory Agreement provided that it would also terminate upon termination of the Management Agreement (accompanied by simultaneous notice to the subadviser) and could be terminated upon less than sixty days’ notice to the subadviser upon a material breach of the agreement or if the Trustees determined that other circumstances had, or likely would have, a material adverse effect on the subadviser’s ability to perform its obligations under the agreement.

The Former Subadvisory Agreement provided that it would terminate automatically in the event of its assignment. The Former Subadvisory Agreement also provided that it would terminate in the event of the assignment of the Management Agreement, upon notice thereof to the subadviser, unless the Former Subadvisory Agreement’s continuation was approved by the Board and the shareholders of the Fund if so required by the 1940 Act.

The New Subadvisory Agreement may be terminated by the subadviser, the Investment Manager, the Board or the shareholders by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on sixty days’ prior written notice to the other parties.

The New Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment.

Subadviser Authority to Enter into Agreements on Behalf of the Fund	No corresponding provision.	Under the New Subadvisory Agreement, Beutel is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments in accordance with the Fund’s prospectus.

Review and Revocation of Subadviser Proxy Voting Authority	No corresponding provision.	The New Subadvisory Agreement provides that the subadviser’s exercise of the proxy voting authority will be subject to periodic review by the Investment Manager and the Board; provided, further that the authority may be revoked in whole or in part by the Investment Manager if required by applicable law.

Portfolio Transactions/Brokerage Allocation Practices	The Former Subadvisory Agreement did not include terms addressing the Investment Manager’s ability to identify securities that could not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund could not be effected. The Former Subadvisory Agreement also did not specifically address portfolio transactions conducted through brokers or dealers that are “affiliated persons” of the subadviser.	Under the New Subadvisory Agreement, Beutel agrees that (i) the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) Beutel shall refrain from purchasing such securities for the Fund

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

The Former Subadvisory Agreement did not include terms addressing Pictet’s authority to buy securities for the Fund at the same time it was selling such securities for another client, to sell securities for the Fund at the same time it was buying such securities for another client, or to effectuate cross transactions.

The Former Subadvisory Agreement provided that the subadviser could, but was not required, in its discretion, to bunch or aggregate the securities to be so sold or purchased on behalf of the Fund with orders of other clients, and to allocate the aggregate amount of the investment and the associated costs thereof among the accounts in a manner over time which was no less favorable to the Fund than other clients of the subadviser. Any such aggregated trades were to be made by the subadviser consistent with its written procedures.

or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but Beutel shall not be liable to the Fund, the Trust, or the Investment Manager for so acting. Also under the New Subadvisory Agreement, Beutel agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of Beutel (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Subadvisory Agreement also clarifies that: (i) Beutel may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account; (ii) Beutel may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; and (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, if any, Beutel may aggregate the securities to be sold or purchased for the Fund.

Expenses in the Event of a Subadviser Change of Control	Under the Former Subadvisory Agreement, the subadviser agreed to pay expenses incurred by the Trust for any matters related to a change of control of the subadviser.	No corresponding provision.

Insurance	Under the Former Subadvisory Agreement, the subadviser agreed to maintain insurance, including without limitation errors and omissions insurance, with reputable insurance carriers, in such amounts, covering such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice.	No corresponding provision.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

Indemnification	The Former Subadvisory Agreement provided that the Investment Manager and the subadviser would indemnify each other from and against certain damages related to the performance of services by the indemnifying party under the Former Subadvisory Agreement, including those arising out of the indemnifying party’s gross negligence.	The New Subadvisory Agreement provides that the Investment Manager and Beutel will indemnify each other from and against certain damages related to the performance of services by the indemnifying party under the New Subadvisory Agreement, including those arising out of the indemnifying party’s negligence.

Standard of Care	The Former Subadvisory Agreement provided that the subadviser was not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the matters to which the Former Subadvisory Agreement related or for any other act or omission in the performance by the subadviser of its duties under the Former Subadvisory Agreement, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties.	The New Subadvisory Agreement provides that Beutel is not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Fund in connection with the matters to which the New Subadvisory Agreement relates, except, among other things, by reason of Beutel’s negligence in the performance of its duties.

Non-Solicitation	The Former Subadvisory Agreement provided that, during the term of the Former Subadvisory Agreement and for a period of eighteen (18) months following its termination, the subadviser will not, directly or indirectly, solicit or induce any of the Fund’s shareholders to be withdrawn from investment in any series of the Trust.	No corresponding provision.

Applicable Law	The Former Subadvisory Agreement was governed by Delaware law.	The New Subadvisory Agreement is governed by Massachusetts law.

Subadviser Regulation by the Financial Conduct Authority (“FCA”)	The Former Subadvisory Agreement included provisions relating to the subadviser’s regulation by the FCA.	No corresponding provision.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at a meeting held on June 25, 2020. Pursuant to an exemptive order from the SEC, the Former Subadvisory Agreement was not required to be, and was not, submitted to the Fund’s shareholders for approval. The Fund is not permitted to rely on the exemptive order for the New Subadvisory Agreement because Beutel is an affiliate of the Investment Manager.

In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that Beutel serves as subadviser to the Fund on an uninterrupted basis following that date.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement (including with respect to subadvisory fees), with certain exceptions. The differences between the terms of the Interim Subadvisory Agreement and those of the Former Subadvisory Agreement are identical to the differences between the New Subadvisory Agreement and the Former Subadvisory Agreement, as described in “Description of the New Subadvisory Agreement” above, except that, (i) Beutel receives the same rate of compensation under the Interim Subadvisory Agreement that Pictet received under the Former Subadvisory Agreement, and (ii) unlike the New Subadvisory Agreement, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that Beutel’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since March 19, 2021 will continue to manage the Fund’s assets.

Beutel manages the Fund using its international equity strategy. KC Parker and Stanley Wu are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since March 19, 2021. Mr. Parker joined Beutel Goodman in 2006 and has 15 years of investment experience. He is a portfolio manager and research analyst specializing in U.S. and global equities. Prior to joining Beutel Goodman, Mr. Parker was senior partner in an Ottawa-based technology firm. He is a graduate of Simon Fraser University and a CFA charterholder. Mr. Wu joined Beutel Goodman in 2016 and has 20 years of investment experience. He is a portfolio manager and research analyst specializing in U.S. and global equities. Most recently, Mr. Wu worked at Jarislowsky Fraser as co-manager of their international and global equity strategies and was involved in oversight of the firm’s research process. Previous to that, he was an equity analyst at Letko Brosseau & Associates. Mr. Wu is a graduate of McGill University, the Chinese Academy of Sciences and Zhejiang University. He is also a CFA Charterholder.

Information Regarding Similar Funds

Beutel does not currently act as investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Fund.

Board of Trustees Recommendation

At a meeting held via telephone and videoconference on March 17-18, 2021,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between the Investment Manager and Beutel with respect to the Fund, the New Subadvisory Agreement between the Investment Manager and Beutel with respect to the Fund (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

In considering the Agreements, the Trustees considered the information relating to the Fund and Beutel provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Beutel, the Trustees reviewed information relating to Beutel’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Beutel in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Beutel’s organizational and management structure, Beutel’s compliance policies and procedures. The Trustees considered specific information provided regarding the experience of the individuals at Beutel that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined Beutel in 2006, and one proposed portfolio manager joined Beutel in 2016. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Beutel to the Fund; (b) the qualifications and experience of Beutel’s personnel; and (c) Beutel’s compliance program. The Trustees additionally considered Beutel’s risk management processes. The Trustees also took into account the financial condition of Beutel with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Beutel managed approximately $32.5 billion in assets.

Performance. Because Beutel was proposing to manage the Fund with its international equity strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance of Beutel with respect to Beutel’s International Equity Composite.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Beutel. In considering the anticipated profitability of Beutel with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Beutel’s organization, management and financial stability. The Trustees noted that, because Beutel is an affiliate of the Investment Manager, a portion of Beutel’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Beutel under the Interim Subadvisory Agreement was the same as the rate paid to Pictet under the Former Subadvisory Agreement. The Trustees also noted that the subadvisory fee rate to be paid to Beutel under the New Subadvisory Agreement was lower than the rate paid to Pictet under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Beutel is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Beutel with respect to its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Beutel is expected to be reasonable and that Beutel is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Beutel, including, among others, the potential broadening of Beutel’s international equity investment capabilities, as well as the indirect benefits that Beutel may receive from Beutel’s relationship with the Fund, including any so-called “fallout benefits” to Beutel, such as reputational value derived from Beutel serving as subadviser to the Fund, which bears Beutel’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Beutel, and the other considerations noted above with respect to Beutel, the Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Beutel has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Beutel’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) Beutel is reasonably likely to execute its investment strategy consistently over time; and (d) Beutel maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1.

If the vote required to approve Proposal 1 is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and Beutel will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF A CHANGE IN THE FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”.

At a meeting held on March 17-18, 2021, the Trustees approved a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified,” and the submission of such change to Fund shareholders for approval. As a non-diversified fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund may not change its classification as a diversified fund to a non-diversified fund without shareholder approval. The Fund is currently sub-classified as a diversified fund under the 1940 Act. As a diversified fund, the Fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the foregoing.) The remaining 25% of the fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-diversified.

As a non-diversified fund, the Fund will be permitted to invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Accordingly, the Fund’s operation as a non-diversified fund will involve more investment risk than a more diversified investment style.

Fund management believes that the ability to operate as a non-diversified Fund and invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer is consistent with, and will help the Fund to pursue, its investment objective of capital appreciation.

As a diversified fund, the Fund currently has a fundamental policy that it may not, as to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer. If Proposal 2 is approved, this fundamental policy will be eliminated and the Fund’s sub-classification under the 1940 Act will change from diversified to non-diversified.

If Proposal 2 is approved, the Fund will continue to be subject to diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies. To qualify, among other requirements, the Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2.

If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund will continue to operate as a diversified fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE REDESIGNATION OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

The investment objective of the Fund is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to redesignate the Fund’s investment objective as non-fundamental. If approved, this change will enable the Board to change the Fund’s investment objective without the necessity of a shareholder vote and without prior notice to shareholders. The Investment Manager has indicated that it has no current intention of recommending to the Board that it consider changing the Fund’s investment objective in connection with the approval of this proposal. However, making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. In addition, this change would bring the Fund in line with most other funds in the AMG Funds Family of Funds and with what the Investment Manager considers to be general current industry practice. If the Board were to approve a change to the Fund’s investment objective in the future, the prospectus would be modified accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to the Fund’s investment objective.

Required Vote

Proposal 3 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3.

If the vote required to approve Proposal 3 is not obtained from the Fund, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: APPROVAL OF THE AMENDMENT OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING.

The Trustees also recommend that the shareholders of the Fund approve an update to, and standardization of, the Fund’s fundamental investment restriction with respect to borrowing. The proposed change is intended to update and standardize the Fund’s borrowing policy, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund with increased flexibility to respond to market, industry and regulatory changes. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to borrowing with the fundamental investment restriction with respect to borrowing for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no present intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. The Fund has additional fundamental investment restrictions that are not intended to be changed in connection with, and are beyond the scope of, this Proxy Statement.

The 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices, including borrowing. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, a “fundamental” policy of a fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The following chart sets forth the Fund’s existing and proposed fundamental investment restriction with respect to borrowing.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
Borrowing	The Fund may not borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.	The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to borrow money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money across most of the other funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction on borrowing does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to borrowing would have the effect of increasing the Fund’s current ability to borrow money and of permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds. If Proposal 4 is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund would be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

Required Vote

Proposal 4 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 4 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 4.

If the vote required to approve Proposal 4 is not obtained from the Fund, the Fund will continue to operate pursuant to its existing fundamental investment restriction with respect to borrowing.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: APPROVAL OF AN AMENDED AND RESTATED DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT.

Rule 12b-1 under the 1940 Act (“Rule 12b-1”) permits a mutual fund to finance the distribution and sale of its shares out of fund assets, subject to certain conditions. In particular, Rule 12b-1 requires that any such payments are made pursuant to a written plan describing the proposed financing of distribution and that any agreement relating to implementation of the Rule 12b-1 distribution plan is in writing. Class N shares offered by the Fund are authorized to make payments under an Amended and Restated Distribution and Services Plan Pursuant to Rule 12b-1, dated as of June 21, 2001 and amended and restated as of October 1, 2016 (the “Current 12b-1 Plan”). At a meeting held on March 17-18, 2021, the Board, including all of the Trustees who are not “interested persons” of the Trust under the 1940 Act and have no direct or indirect financial interest in the operation of the Current 12b-1 Plan or any related agreements (the “Qualified Trustees”), approved, and recommend to the Class N shareholders of the Fund that they approve, an amended and restated distribution plan under Rule 12b-1 with respect to Class N shares of the Fund (the “Amended and Restated 12b-1 Plan” and, together with the Current 12b-1 Plan, the “12b-1 Plans”). A form of the Amended and Restated 12b-1 Plan is attached as Appendix C.

The Board proposes that Class N shares of the Fund adopt a “compensation” distribution plan. The Current 12b-1 Plan is a reimbursement distribution plan. Unlike a compensation plan in which a fund pays a specified amount to a distributor as compensation for the distribution of shares of the fund, a reimbursement plan limits payments under the plan to amounts intended to reimburse the distributor or others for expenses incurred by them in connection with the distribution of a fund’s shares. The amendments will not change the maximum amount that may be paid under the Current 12b-1 Plan to the Distributor in connection with the distribution of shares of the Fund, but the Distributor may be paid an amount that exceeds its expenses incurred in the distribution of Fund shares. The Trustees believe that the Amended and Restated 12b-1 Plan will give the Board and the Distributor enhanced flexibility in designing and implementing distribution and shareholder servicing arrangements to respond to changes in the marketplace. The change from a reimbursement to a compensation plan is also intended to reduce administration burdens by aligning the Fund’s 12b-1 plan with that for most of the other funds in the AMG Funds Family of Funds whose Class N shares are authorized to pay Rule 12b-1 fees under a compensation plan.

Description and Comparison of the 12b-1 Plans

A description of the terms of the Amended and Restated 12b-1 Plan and the material differences between the Current 12b-1 Plan and the Amended and Restated 12b-1 Plan are set forth below. The form of the proposed Amended and Restated 12b-1 Plan is attached at Appendix C. You should refer to Appendix C for the complete terms of the proposed Amended and Restated 12b-1 Plan.

Under the terms of the Amended and Restated 12b-1 Plan, Class N shares of the Fund may compensate the Distributor and/or one or more other underwriters, distributors, dealers, brokers, banks, trust companies and other financial intermediaries (“Intermediaries”) for services provided in connection with the distribution of the Fund’s shares and for services provided to Fund shareholders, without regard to the actual expenses incurred thereby. The Amended and Restated 12b-1 Plan is a compensation plan that provides for payments at an annual rate of 0.25 of 1% of the average daily value of the Fund’s net assets represented by Class N Shares. The Distributor and/or Intermediaries retain the entire amount of the payments made to them under the Amended and Restated 12b-1 Plan even if such amount exceeds the Distributor’s and/or Intermediaries’ actual distribution-related expenses for the applicable fiscal year. The maximum fee payable to the Distributor under the Current 12b-1 Plan is identical to that under the Amended and Restated 12b-1 Plan; however, because the Current 12b-1 Plan is characterized as a reimbursement plan, payments made pursuant to the Current 12b-1 Plan may only be used to pay distribution expenses incurred in the current year. Under the Current 12b-1 Plan, fees are accrued daily and payable monthly by the Fund to the Distributor, whereas under the Amended and Restated 12b-1 Plan, the Trust will make periodic payments to the Distributor and/or Intermediaries, all as set forth in the Amended and Restated 12b-1 Plan.

At least quarterly, under the Current 12b-1 Plan, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Current 12b-1 Plan and the purposes for which such expenditures were made. Under the Amended and Restated 12b-1 Plan, the Treasurer of the Trust and the Treasurer of the Distributor will jointly bear responsibility for this quarterly report.

The 12b-1 Plans remain in effect from year to year provided such continuance is approved annually by vote of a majority of the Board, and separately a majority of the Qualified Trustees. The 12b-1 Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the affected fund or class, and material amendments to the 12b-1 Plans must be approved by vote of a majority of the Board, and separately a majority of the Qualified Trustees. The Current 12b-1 Plan may be terminated at any time by vote of a majority of the outstanding voting securities of Class N shares of the Fund, while the Amended and Restated 12b-1 Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of Class N shares the Fund.

Payments under the Current 12b-1 Plan

The table below sets forth 12b-1 fees paid by Class N shares of the Fund under the Current 12b-1 Plan for the fiscal year ended October 31, 2020, both in the aggregate and as a percentage of the Fund’s average daily net assets for that fiscal year.

	Aggregate 12b-1 Fees	% of Average Daily Net Assets
Class N	$102,790	0.25%

During the fiscal year ended October 31, 2020, Class N shares of the Fund paid the following amounts to affiliated persons of the Fund, the Investment Manager, or the Distributor or affiliated persons of such persons under the Current 12b-1 Plan:

	Name	Amount
Class N	AMG Distributors, Inc.	$0

During the fiscal year ended October 31, 2020, Class N shares of the Fund paid the following amounts to persons that during the most recent fiscal year received 10% or more of the aggregate amount paid under the Current 12b-1 Plan:

	Name	Amount
Class N	National Financial Services, LLC	$54,181
	Pershing LLC	$21,365
	TD Ameritrade Inc.	$12,487
	Charles Schwab & Co. Inc.	$11,883

Board of Trustees Approvals

The Board considered the Amended and Restated 12b-1 Plan at its meeting on March 17-18, 2021. In approving the Amended and Restated 12b-1 Plan, the Trustees, including all of the Independent Trustees, determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and 36(b) of the 1940 Act, that there is a reasonable likelihood that the Amended and Restated 12b-1 Plan will benefit the Fund and Class N shares of the Fund.

In making its determination to approve the Amended and Restated 12b-1 Plan, the Board considered a number of factors, including that the market for mutual funds is highly competitive and changing rapidly. The Trustees took into account that the Amended and Restated 12b-1 Plan is intended to give the Board and the Distributor maximum flexibility to design and implement distribution and shareholder servicing arrangements that are beneficial to the Fund and its shareholders and to react to changes in the marketplace and applicable law, without increasing the maximum fees payable under the 12b-1 Plans. The Trustees also took into consideration that the change from a reimbursement to a compensation plan was intended to reduce administration burdens by aligning the

Fund’s 12b-1 plan with that for most of the other funds in the AMG Funds Family of Funds whose Class N shares are authorized to pay Rule 12b-1 fees under a compensation plan. The Trustees also considered the applicability of the factors that the SEC has suggested Trustees may wish to consider in reviewing the possible benefits of any plan of distribution pursuant to Rule 12b-1. The Trustees took into account that the maximum amount that may be paid to the Distributor under the Amended and Restated 12b-1 Plan is the same as that under the Current 12b-1 Plan, except that payments under the Amended and Restated 12b-1 Plan may exceed expenses incurred in the distribution of Fund shares.

The Board determined that the Amended and Restated 12b-1 Plan could be expected over time to benefit the Fund and its Class N shareholders through improved prospects for growth in fund assets, more efficient management and attendant reductions in operating expenses.

Required Vote

Only Class N shareholders of the Fund will vote on Proposal 5, voting separately as a class. The proposal must be approved by a “vote of a majority of the outstanding voting securities” of the applicable share class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund or share class entitled to vote on Proposal 5 present at the Meeting or represented by proxy, if more than 50% of the Fund’s or share class’s outstanding voting securities entitled to vote are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund or share class entitled to vote on Proposal 5.

If the vote required to approve Proposal 5 is not obtained from the Fund, the Amended and Restated 12b-1 Plan for Class N shares will not become effective and the Current 12b-1 Plan will remain in effect.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF CLASS N SHARES OF THE FUND VOTE “FOR” PROPOSAL 5.

PROPOSAL 6: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. The Fund and the Investment Manager would like to rely on recent SEC relief that would modify the Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Investment Manager or the Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders must approve the Investment Manager’s and the Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 6 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for the Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time-consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Investment Manager believe that the appointment would benefit the Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Trustees currently exercise oversight of the Fund’s investment subadvisory agreements and seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to the Fund under the Management Agreement. The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•	manage the investment and reinvestment of the assets of the Fund;

•	continuously review, supervise, and administer the investment program of the Fund;

•	determine in its discretion, the assets to be held uninvested;

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust; and

•	render regular reports to the Trust’s officers and the Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

In performing the functions set forth above and supervising the Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 6 is approved.

Required Vote

Proposal 6 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 6 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 6.

If the vote required to approve Proposal 6 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 6.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of the Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Beutel. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

Computershare Fund Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $85,500, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 866-905-8143. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this Proxy Statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds IV, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of the Fund’s outstanding securities, as of February 26, 2021, is set forth below.

As of the Record Date, the total number of the Fund’s outstanding shares was [________________].

As of February 26, 2021, the following persons or entities owned of record 5% or more of each class of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG Beutel Goodman International Equity Fund
Class N
Charles Schwab & Co. Inc.	407,726.405	53.18%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Name and Address	Number of Shares	Percentage
National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	124,585.451	16.25%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	99,559.364	12.99%
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	64,722.806	8.44%
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	45,926.131	5.99%
Class I
National Financial Services Corp* (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	11,092,295.082	59.17%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07310	2,976,268.328	15.88%
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	1,958,570.068	10.45%
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,705,669.455	9.10%
Class Z
JP Morgan Securities LLC Omnibus Account for the Excusive Benefit of Customers 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department Brooklyn, New York 11245	987,241.981	90.71%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of February 26, 2021, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of February 26, 2021, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of February 24, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, Beutel or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, Beutel or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the “Fund Administration Agreement”). For the fiscal year ended October 31, 2020, the Fund paid $349,771 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund, and the Trust has adopted a distribution and services plan with respect to Class N shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended October 31, 2020, Class N shares of the Fund paid $102,790 under the Plan. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the New Subadvisory Agreement is approved.

Certain affiliates of JP Morgan Securities LLC may be deemed to be affiliated persons of the Fund because of their record ownership of the Fund. For the fiscal year ended October 31, 2020, the Fund paid brokerage commissions to such broker-dealer affiliates of $1,634.15. For the fiscal year ended October 31, 2020, 2.13% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Mark Duggan
Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND BEUTEL, GOODMAN & COMPANY LTD. WITH RESPECT TO AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND

AGREEMENT made as of the [_______ day of ____, ____], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901 (the “Adviser”) and BEUTEL, GOODMAN & COMPANY LTD., a corporation organized under the laws of Canada and having its principal place of business at 20 Eglinton Avenue West, Suite 2000, Toronto, Ontario, Canada, M4R 1K8 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS IV, a Delaware statutory trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in series, one of which is the AMG Beutel Goodman International Equity Fund (“AMG Beutel Goodman International Equity Fund”), with respect to which the Subadviser will render investment subadvisory services pursuant to the terms of this Agreement; such series and all other series established by the Trust with respect to which the Subadviser renders investment subadvisory services, each being herein referred to as a “Fund”; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of May 30, 2014, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for AMG Beutel Goodman International Equity Fund; and

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its investment advisory duties under the Advisory Agreement to one or more subadvisers; and

WHEREAS, the Adviser wishes to delegate certain of its investment advisory duties under the Advisory Agreement to the Subadviser and the Subadviser wishes to provide such services to the Adviser, with respect to the AMG Beutel Goodman International Equity Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

(a) AMG Beutel Goodman International Equity Fund. The Adviser hereby appoints the Subadviser to provide investment advisory services to AMG Beutel Goodman International Equity Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) Additional Funds. In the event that the Trust establishes one or more series of shares other than AMG Beutel Goodman International Equity Fund with respect to which the Adviser desires to retain the Subadviser to render investment advisory services hereunder, the Adviser shall so notify the Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadviser is willing to render such services on the terms provided for therein, it shall so notify the Adviser in writing, whereupon the parties shall amend this Agreement and such series shall become a Fund hereunder.

(c) Fund Account. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited only to those assets of a Fund which the Adviser determines to allocate to the Subadviser (those assets of a Fund being referred to as such Fund’s “Fund Account”).

2.	DUTIES OF ADVISER AND SUBADVISER.

(i) Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a) The Trust’s Trust Instrument and all amendments and supplements thereto (such Trust Instrument, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-68666 and 811-08004) with respect to each Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of each Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of each Fund;

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to each Fund; and

(h) Copies of the compliance policies and procedures of the Trust relating to the services the Subadviser provides to the Funds.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), (g) and (h) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to AMG Beutel Goodman International Equity Fund or any other series of the Trust that hereafter becomes a Fund hereunder. The Subadviser shall not be responsible for complying with such documents unless and until such documents have been provided to the Subadviser and, unless otherwise agreed by the parties, shall not be responsible for the costs or fees involved in the preparation or delivery of any such documents.

(ii) The Subadviser, at its own expense, shall furnish the following services with respect to each Fund:

(a) Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of each Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) conduct research and analysis relative to the investment program and investments of the Fund, and (iii) determine in its sole discretion (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for each Fund’s account and will exercise full discretion with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund. The Subadviser is authorized on behalf of each Fund to enter into agreements and execute any documents required to make investments in accordance with the Prospectus as may be amended from time to time. The Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to a Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that each Fund is entitled to vote by virtue of the ownership of assets in such Fund’s Fund Account; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent a Fund or the Trust in any way or otherwise be deemed to be an agent of a Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of each Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Fund.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its commercially reasonable best efforts to seek on behalf of each Fund best execution, having regard to all factors it considers relevant, which may include the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. Consistent with this obligation, the Subadviser may, to the extent permitted by law, consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to a Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion.

The Subadviser may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Subadviser also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

The Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, if any, may aggregate the securities to be sold or purchased for a Fund.

The Subadviser will advise each Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the details required by the custodian. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due request and notice from the Adviser, provide periodic and special reports relating to best execution and brokerage commissions, including describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of a Fund and/or brokers and dealers through which portfolio transaction on behalf of a Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of a Fund, unless and until the written approval of the Adviser to do so is obtained, and the Subadviser shall not be liable to a Fund, Trust or Adviser for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for a Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of each Fund.

(c) Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser under this Agreement, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based on the average daily net assets of the Fund Account for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust or otherwise hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to a Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which a Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which a Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i) shall have or shall establish compliance procedures (copies of which shall be or have been provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on request and on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect of its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of its obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement. The Adviser and the Trust understand and agree that the Subadviser does not represent and cannot guarantee performance results for a Fund.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement do not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is permitted by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be a legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to AMG Beutel Goodman International Equity Fund on [______] (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Paragraph 1(b) hereof that the Subadviser is willing to serve as Subadviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to AMG Beutel Goodman International Equity Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to any such Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with a Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that the action taken by the Subadviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Subadviser, and that a transaction in a specific security may not be accomplished for all clients of the Subadviser at the same time or at the same price.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds” that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name. Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, the Adviser consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials by the Subadviser. The Subadviser consents to the use of its name, including in connection with the name of the Trust or a Fund, in connection with regulatory documents and marketing materials prepared by the Adviser. Use of the name of the Subadviser by the Trust, Adviser or Fund except as expressly permitted herein is subject to the prior written consent of the Subadviser acting reasonably.

11.	CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to a Fund and actions of the Fund, the Adviser and the Subadviser (collectively, the “Confidential Information”), provided that it may disclose such information to those third parties required to carry out its duties hereunder. The Adviser shall treat as confidential all Confidential Information which shall include all information furnished to a Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder. The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information, as can be reasonably demonstrated.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will (if permitted by law) promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by legal counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12. MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, e-mail or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC One Stamford Plaza 263 Tresser Boulevard, Suite 949 Stamford, Connecticut 06901 E-mail: amgfcco@amg.com Attention: Legal and Compliance Department

Subadviser:	Beutel, Goodman & Company Ltd. 20 Eglinton Avenue West, Suite 2000 P.O. Box 2005 Toronto, Ontario, Canada M4R 1K8 E-mail: Attention:

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

BEUTEL, GOODMAN & COMPANY LTD.

By:
Name:
Title:

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS IV

By:
Name:
Title:

SCHEDULE A

AMG Beutel Goodman International Equity Fund

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.345% of the average net assets in the Fund Account during the month. Average net assets shall be determined using the average daily net assets in the Fund Account during each month.

APPENDIX B

Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Pictet International Fund

Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Pictet International Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Beutel, Goodman & Company Ltd. (“Beutel Goodman” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Pictet Asset Management Limited (“Pictet”), effective March 19, 2021 (the “Implementation Date”). The appointment of Beutel Goodman was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Beutel Goodman (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Pictet with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Beutel Goodman by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Beutel Goodman as the subadviser to the Fund, a new subadvisory agreement between AMGF and Beutel Goodman (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Beutel Goodman under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Pictet would have received under the Former Subadvisory Agreement.

In connection with the hiring of Beutel Goodman, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Pictet International Fund to AMG Beutel Goodman International Equity Fund, and (ii) made changes to its principal investment strategies and principal risks.

Also in connection with the hiring of Beutel Goodman, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.67% to 0.54%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Beutel Goodman International Equity Fund. All references to Pictet shall be deleted and all references to the subadviser to the Fund shall refer to Beutel Goodman. All references to Fabio Paolini and Benjamin Beneche as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to KC Parker and Stanley Wu.

The section titled “Summary of the Funds – AMG Managers Pictet International Fund – Principal Investment Strategies” beginning on page 19 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund may invest in securities of any market capitalization.

Beutel, Goodman & Company Ltd., the subadviser to the Fund (“Beutel Goodman” or the “Subadviser”), seeks companies whose management, in Beutel Goodman’s view, has consistently demonstrated a commitment to create shareholder value through the sustainable generation of free cash flow without undue financial leverage. Beutel Goodman performs an in-depth research process to identify what it believes are high quality companies that generate sustainable free cash flow and earn in excess of their cost of capital over an economic cycle. Beutel Goodman also analyzes company management’s track record of capital investments and track record of returning cash to shareholders. The Subadviser leverages deep investment experience to identify companies that exhibit strong free cash flow, a competitive industry position, and a healthy balance sheet. In selecting investments for the Fund, the Subadviser performs valuation analysis, and seeks to purchase companies at a significant discount to their intrinsic value.

Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Beutel Goodman, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries. The Fund may invest up to 15% of its net assets in emerging market countries.

At times, depending on market and other conditions, and in the sole discretion of the Subadviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund generally does not hedge against currency risk. The Fund currently expects to hold between 25 and 50 positions at any time.

The section titled “Summary of the Funds – AMG Managers Pictet International Fund – Principal Risks” beginning on page 20 is revised to remove “GARP Style Risk,” “Geographic Focus Risk,” “Growth Stock Risk,” “Hedging Risk” and “IPO Risk” as principal risks of the Fund and to add the following as a principal risk of the Fund:

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Also with respect to the section titled “Summary of the Funds – AMG Managers Pictet International Fund – Principal Risks” beginning on page 20, “Sector Risk” is deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Also with respect to the section titled “Summary of the Funds – AMG Managers Pictet International Fund – Principal Risks” beginning on page 20, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Management Risk; Focused Investment Risk; Small- and Mid-Capitalization Stock Risk; Currency Risk; Emerging Markets Risk; Large-Capitalization Stock Risk; Liquidity Risk; Sector Risk; and Value Stock Risk.

In the section titled “Summary of the Funds – AMG Managers Pictet International Fund – Performance” on page 21, the following is added after the first paragraph:

As of March 19, 2021, Beutel Goodman was appointed as subadviser to the Fund and the Fund changed its name to “AMG Beutel Goodman International Equity Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The section titled “Summary of the Funds – AMG Managers Pictet International Fund – Portfolio Management” beginning on page 21 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Beutel, Goodman & Company Ltd.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

KC Parker, CFA

Vice President, U.S. and International Equities, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

Stanley Wu, CFA

Vice President, U.S. and International Equities, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

The section titled “Additional Information About the Funds – AMG Managers Pictet International Fund – Additional Information About the Fund’s Principal Investment Strategies” beginning on page 36 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Subadviser’s sell discipline seeks to capture gains and mitigate risks. The Fund generally expects to consider selling a particular security when, for example, the Subadviser believes one or more of the following reasons exists: a security’s price reaches a certain price; the issuer has experienced a change in senior management or corporate strategy; the issuer has experienced a major asset acquisition or disposal; or the Subadviser no longer has an expectation for future positive returns.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 40 is revised to reflect that “GARP Style Risk,” “Geographic Focus Risk,” “Growth Stock Risk,” “Hedging Risk” and “IPO Risk” are no longer principal risks of the Fund, and to reflect that “Large-Capitalization Stock Risk” is a principal risk of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Pictet International Fund” on page 49, the first paragraph is deleted and replaced with the following:

Beutel Goodman has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Beutel Goodman, if earlier. Beutel Goodman is located at 20 Eglinton Avenue West, Suite 2000, Toronto, Ontario, Canada, M4R 1K8. As of December 31, 2020, Beutel Goodman had assets under management of approximately $32.5 billion. Beutel Goodman’s principal owners are the Beutel Goodman Voting Trust and AMG. Beutel Goodman Voting Trust is composed of a group of 92 current and former employees of Beutel Goodman and holds as a group a 51% interest in Beutel Goodman. AMG holds an indirect minority 49% position.

In the section titled “Additional Information About the Funds – Fund Management – Portfolio Management” beginning on page 50, the information relating to AMG Managers Pictet International Fund is deleted and replaced with the following:

AMG Beutel Goodman International Equity Fund
KC Parker, CFA	Portfolio Manager of the Fund since March 2021. Mr. Parker joined Beutel Goodman in 2006, is Vice President, U.S. and International Equities, and has 15 years of investment experience. He is a portfolio manager and research analyst specializing in U.S. and global equities. Prior to joining Beutel Goodman, Mr. Parker was senior partner in an Ottawa-based technology firm. He is a graduate of Simon Fraser University and a CFA charterholder.

Stanley Wu, CFA	Portfolio Manager of the Fund since March 2021. Mr. Wu joined Beutel Goodman in 2016, is Vice President, U.S. and International Equities, and has 20 years of investment experience. He is a portfolio manager and research analyst specializing in U.S. and global equities. Most recently, Mr. Wu worked at Jarislowsky Fraser as co-manager of their international and global equity strategies and was involved in oversight of the firm’s research process. Previous to that, he was an equity analyst at Letko Brosseau & Associates. Mr. Wu is a graduate of McGill University, the Chinese Academy of Sciences and Zhejiang University. He is also a CFA Charterholder.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:

The sections under “Summary of the Funds – AMG Managers Pictet International Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 19 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.43%	0.38%	0.28%
Total Annual Fund Operating Expenses	1.22%	0.92%	0.82%
Fee Waiver and Expense Reimbursements[2]	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.16%	0.86%	0.76%

[1]	Expense information has been restated to reflect current fees.

[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$118	$378	$662	$1,469
Class I	$88	$284	$500	$1,123
Class Z	$78	$253	$446	$1,005

The third paragraph in the section titled “Additional Information About the Funds – AMG Managers Pictet International Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 36 is deleted and replaced with the following:

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Pictet International Fund” on page 49, the second paragraph is deleted and replaced with the following:

The Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.54% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Beutel Goodman a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

APPENDIX C

FORM OF PLAN OF DISTRIBUTION ADOPTED PURSUANT TO

RULE 12B-1 FOR CLASS N SHARES

This Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1 for Class N Shares (the “Plan”) was adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for AMG Funds IV, a Delaware statutory trust.2

WHEREAS, AMG Funds IV, a statutory trust organized under the laws of The State of Delaware (the “Trust”), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”); and

WHEREAS, the Trust is authorized (i) to issue shares of beneficial interest in separate series, with the shares of each such series representing the interests in a separate portfolio of securities and other assets, and (ii) to divide the shares within each such series into two or more classes of shares; and

WHEREAS, the Trust has established each of the portfolio series identified on Schedule A hereto to which this Plan applies (together with all other series now existing or subsequently established by the Trust and made subject to this Plan, being referred to herein individually as a “Series” and collectively as the “Series”); and

WHEREAS, the Trust has established for the Series one class of shares to which this Plan applies (the “Shares”), as identified on Schedule A hereto, designated as “Class N Shares” (“Class N Shares” or the “Class”); and

WHEREAS, the Trust may be deemed a distributor of Shares within the meaning of Rule 12b-1 under the Act, and desires to adopt this Plan with respect to Shares of the Series; and

WHEREAS, the Trust may enter into one or more agreements with the principal underwriter of the Trust (the “Distributor”) and/or one or more other underwriters, distributors, dealers, brokers, banks, trust companies and other financial intermediaries (each, an “Intermediary”) for the sale of Shares and/or the servicing or maintenance of accounts for the beneficial owners of Shares (each, an “Agreement”); and

WHEREAS, the Board of Trustees of the Trust (the “Trustees”) as a whole, and the Trustees who are not “interested persons” (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of this Plan or any Agreement (the “Qualified Trustees”), having determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan and such Agreements will benefit the Series, the Class and the shareholders thereof, have accordingly approved this Plan and the Agreements by votes cast in person at a meeting called for the purpose of voting on this Plan and the Agreements.

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1. DISTRIBUTION AND SHAREHOLDER SERVICING ACTIVITIES. Subject to the supervision of the Trustees, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Shares and shareholder servicing activities, including, but not limited to, the following: (a) making payments to the Distributor and/or one or more Intermediaries, which payments may be used to compensate such persons for such activities, without regard to the actual expenses incurred thereby; (b) providing reimbursement of

[2]

This Plan constitutes the amendment and restatement of the Amended and Restated Distribution and Services Plan Pursuant to Rule 12b-1, dated as of June 21, 2001 and amended and restated as of October 1, 2016, with respect to AMG Beutel Goodman Core Plus Bond Fund and AMG Beutel Goodman International Equity Fund.

direct out-of-pocket expenditures by the Distributor and/or Intermediaries in connection with the offer or sale of Shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities, such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports to persons that are not shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (c) making payments to compensate the Distributor and/or Intermediaries for servicing and/or maintaining accounts for the beneficial owners of Shares.

2. MAXIMUM EXPENDITURES. The expenditures to be made by the Series pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined from time to time by the Trustees, but in no event may such expenditures exceed the following or applicable limits imposed by FINRA Rule 2341 or any successor rule: (i) with respect to Class N Shares of each Series, an annual rate of 0.25 of 1% of the average daily value of the net assets represented by Class N Shares; and (ii) with respect to Shares of any Series subsequently made subject to this Plan, the annual rate as agreed upon and specified in an addendum hereto. The expenditures to be made pursuant to this Plan shall commence with respect to Shares of a Series as of the date on which this Plan becomes effective with respect to such Series.

3. PAYMENTS. Pursuant to this Plan, the Trust shall make periodic payments to the Distributor and/or Intermediaries at the annual rate provided for in the Agreements. The Distributor may in turn remit to and allocate among one or more Intermediaries, as compensation for, and/or as reimbursement for expenses incurred in the provision of distribution, marketing or shareholder services, such amounts as the Distributor shall determine. Any amounts received by the Distributor and not so allocated may be retained by the Distributor as compensation to the Distributor for providing services under the Agreement and/or as reimbursement for expenses incurred in connection with the distribution or marketing of Shares and/or the servicing or maintenance of shareholder accounts as contemplated by Section 1 hereof.

4. TERM AND TERMINATION.

(a) Initial Term. This Plan shall become effective upon approval of the Plan and the Agreements, or at such later date as provided in the Plan and the Agreements, by votes of a majority of both (i) the Trustees and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval and shall continue in effect with respect to the Shares (subject to Section 4(d) hereof) until one year from the date of such effectiveness, unless the continuation of this Plan shall have been approved with respect to the Shares in accordance with the provisions of Section 4(c) hereof.

(b) Additional Series. This Plan shall become effective with respect to Shares of each additional Series subsequently made subject to this Plan upon commencement of the initial public offering of such Shares or, if such additional Series has previously commenced the public offering of Shares (or as otherwise described in Rule 12b-1(b)(i)), upon approval of the Plan by a majority of the outstanding voting Shares of such Series (provided that the Plan has previously been approved with respect to the Series by votes of a majority of both (i) the Trustees and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval), and shall continue in effect with respect to each such additional Series (subject to Section 4(d) hereof) for one year thereafter, unless the continuation of this Plan shall have been approved with respect to such additional Series in accordance with the provisions of Section 4(c) hereof.

(c) Continuation. This Plan and the Agreements shall continue in effect with respect to the Class and each Series subsequent to the initial term specified in Sections 4(a) and (b) for so long as such continuance is specifically approved at least annually by votes of a majority of both (i) the Trustees and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan, subject to any shareholder approval requirements existing under applicable law.

(d) Termination.

(i) This Plan may be terminated at any time with respect to the Shares of the Class or any Series thereof by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting Shares of the Class or such Series. For purposes of this Plan, the term “vote of a majority of the outstanding voting Shares of the Class or such Series” shall mean the vote of the lesser of (A) 67 percent or more of the outstanding voting Shares present at such meeting, if the holders of more than 50 percent of the outstanding voting Shares are present and represented by proxy; or (B) 50 percent or more of the Shares, in each case voting by Class only when required by the Trust’s Declaration of Trust or by Rule 18f-3 under the Act. The Plan will remain in effect with respect to the Class or a Series even if the Plan has been terminated in accordance with this Section 4(d) with respect to one or more other classes or one or more other Series of the Trust, as applicable.

(ii) Each Agreement may be terminated at any time, without penalty, with respect to Shares of the Class or any Series by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of the Class or such Series on sixty days’ written notice to the Distributor or Intermediary, as the case may be. In addition, each Agreement shall provide for automatic termination in the event of its assignment.

5. AMENDMENTS. This Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof with respect to the Class or any Series unless such amendment is approved by a vote of a majority of the outstanding voting Shares of the Class or such Series. No material amendment to the Plan shall be made unless approved by votes of a majority of both (i) the Trustees and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

6. INDEPENDENT TRUSTEES. While this Plan is in effect with respect to any Series, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

7. QUARTERLY REPORTS. The Treasurer of the Trust and the Treasurer of the Distributor shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of the amounts expended for the distribution of the Shares pursuant to this Plan and the purposes for which such expenditures were made.

8. RECORDKEEPING. The Trust shall preserve copies of this Plan, the Agreements and any related agreements and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan and the Agreements (including any related agreements) or such reports, as the case may be, the first two years in an easily accessible place.

9. Pursuant to Section 2.10 of the Trust Instrument dated September 8, 1993 and as filed with the Secretary of State of the State of Delaware on September 10, 1993, the obligations of the Trust stated under this Plan are limited to the assets of the Trust or Series, as the case may be, and each shareholder of the Trust and of each Series shall not be personally liable for any debts, liabilities, obligations and expenses arising hereunder.

Amended and Restated as of: [ ]

SCHEDULE A

Series	Class
AMG Beutel Goodman Core Plus Bond Fund	Class N

AMG Beutel Goodman International Equity Fund	Class N

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts

(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts

(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on May 20, 2021, at 3:00 p.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting

Please detach at perforation before mailing.

PROXY	AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND A SERIES OF AMG FUNDS IV SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MAY 20, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMG FUNDS IV (“AMG Funds IV” or the “Trust”). The undersigned shareholders of AMG Beutel Goodman International Equity Fund (formerly AMG Managers Pictet International Fund) (the “Fund”), a series of the Trust, revoking all previous proxies, if any, with respect to the Shares the Fund, hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the Fund. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting to be held via telephone only on May 20, 2021, at 3:00 p.m., Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The votes entitled to be cast will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PIC_32073_031221

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting to be held by telephone only on May 20, 2021.

The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/amg-32073

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund.	☐	☐	☐

2. To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”	☐	☐	☐

3. To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.	☐	☐	☐

4. To amend the Fund’s fundamental investment restriction with respect to borrowing.	☐	☐	☐

5.  To approve an amended and restated distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. (To be voted upon by the shareholders of Class N shares of the Fund only).

	☐	☐	☐

6.  To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

	☐	☐	☐

7. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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